Exhibit 99.1

Forge Global, Inc. and Motive Capital Corp Announce Closing of Business Combination to Create the First Publicly Traded Private Securities Marketplace

•	Forge Global common stock to begin trading on the New York Stock Exchange under the ticker symbol “FRGE” starting March 22, 2022; combined company renamed Forge Global Holdings, Inc.

•	Business combination closed on March 21, 2022; provides Forge Global with gross cash proceeds of approximately $215.6 million, prior to transaction fees and expenses, which included cash proceeds from Motive Capital Corp’s forward purchase agreement, PIPE investments, and funds released from Motive Capital Corp’s trust account

•	Forge Global, Inc.’s Chief Executive Officer Kelly Rodriques will continue to lead the combined company as it executes its strategic plan

•	Former Chief Executive Officer of Motive Capital Corp, Blythe Masters, will remain on the board of the combined company

SAN FRANCISCO, March 22, 2022 — (BUSINESS WIRE) — Forge Global Holdings, Inc. (NYSE: FRGE) (“Forge Global”), a leading private securities marketplace, and Motive Capital Corp, a special purpose acquisition company sponsored by affiliates of Motive Partners, today announced the completion of their business combination to form a leading provider of mission-critical technology, data, and services for the private market.

The business combination will provide significant capital for the combined company to fund growth, accelerate its technology platform, strengthen its network position and unlock further opportunities for expansion. The business combination was approved at a special meeting of Motive Capital Corp’s shareholders held on March 15, 2022 and closed on March 21, 2022.

Motive Capital Corp was renamed Forge Global Holdings, Inc., and its common stock and warrants are expected to begin trading on the New York Stock Exchange (“NYSE”) on March 22, 2022 under the ticker symbols “FRGE” and “FRGE WS”, respectively.

“Completing our business combination with Motive Capital Corp and becoming a public company is a significant milestone for Forge and for the private market,” said Kelly Rodriques, CEO of Forge Global. “As a publicly traded company, we see vast opportunities to expand our business and offerings to ultimately create greater participation in private company liquidity for equity holders and investors.”

Blythe Masters, former CEO of Motive Capital Corp, said, “Motive is proud to support Forge on this important day, a day that encompasses years of hard work and steadfast commitment to a vision for the future of private markets. We look forward to supporting Forge on its journey beyond this milestone, which is by no means the final destination.”

About Forge

Forge Global is a leading provider of marketplace infrastructure, data services and technology solutions for private market participants. By combining world-class trading technology and operating expertise, Forge Markets enables private company shareholders to trade private company shares with accredited investors. Forge Company Solutions, Forge Data and Forge Trust along with Forge Markets help provide additional transparency, access and solutions that companies as well as institutional and accredited investors need to confidently navigate and efficiently transact in the private markets. Securities-related services are offered through Forge Securities LLC (“Forge Securities”), a wholly-owned subsidiary of Forge Global, Inc. Forge Securities is a registered Broker Dealer and Member of FINRA/SIPC, an alternative trading system.

About Motive Capital Corp

Motive Capital Corp was a blank check company formed for the purpose of effecting a merger, stock exchange, asset acquisition, stock purchase, reorganization or similar business combination. Motive Capital Corp was sponsored by affiliates of Motive Partners, a specialist private equity firm with offices in New York City and London, focusing on growth equity and buyout investments in software and information services companies based in North America and Europe and serving five primary subsectors: Banking & Payments, Capital Markets, Data & Analytics, Investment Management and Insurance. Motive Partners brings differentiated expertise, connectivity and capabilities to create long-term value in financial technology companies.

In these materials, references to “Motive Partners” generally refer to Motive Partners GP, LLC, collectively with its affiliates and any investment funds, investment vehicles or accounts managed or advised by any of the foregoing (each such fund, vehicle or account, a “Motive Fund”). Motive Capital Corp was sponsored by Motive Capital Funds Sponsor, LLC (the “Sponsor”), which is an affiliate of Motive Partners. However, Motive Capital Corp (now Forge Global) is an independent publicly traded company, and not affiliated with Motive Partners. Motive Partners has not and is not providing investment advice to any person in connection with the matters contemplated herein, including Forge Global, the Sponsor or Forge.

Advisors

Financial Technology Partners and FTP Securities (FT Partners) served as financial advisors to Forge Global. JMP Securities LLC, Piper Sandler, Oppenheimer & Co. Inc., and William Blair & Company, LLC acted as capital markets advisors to Forge Global. Goodwin Procter LLP acted as legal advisor to Forge Global.

UBS Investment Bank served as financial advisor to Motive Capital Corp. Gibson, Dunn & Crutcher LLP acted as legal advisor and Oliver Wyman served as a strategic advisor to Motive Capital Corp. UBS Investment Bank and J.P. Morgan served as capital markets advisors and placement agents to Motive Capital Corp. Mayer Brown LLP acted as legal advisor to the placement agents.

Forward-Looking Statements

This press release may include, and oral statements made from time to time by representatives of Forge may contain, statements that are not historical facts but are forward looking statements within the meaning of the “safe harbor “provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “believe,” “may,” ”could,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “target,” “goal,” “expect,” “should,” “would,” “plan,” “predict,” “project,” “forecast,” “potential,” “seem,” “seek,” “future,” “outlook,” and similar expressions that predict, indicate or relate to future events or trends or Forge’s future financial or operating performance, or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding the anticipated timing and expectation of trading on the NYSE, the benefits of the business combination, and future opportunities for Forge to expand its business. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, while considered reasonable by Forge and its management are subject to risks and uncertainties that may cause actual results to differ materially from current expectations. You should carefully consider the risks and uncertainties described in the definitive proxy statement/prospectus contained in the Registration Statement on Form S-4 filed with respect to the business combination, as it may be amended under the heading “Risk Factors,” and other documents filed, or to be filed, with the SEC. There may be additional risks that Forge presently does not know of or that it currently believes are immaterial that could also cause actual results to differ materially from those contained in the forward-looking statements. In addition, forward-looking statements reflect Forge’s expectations, plans or forecasts of future events and views as of the date of this press release. Forge anticipates that subsequent events and developments will cause their assessments to change. However, while Forge may elect to update these forward-looking statements at some point in the future, Forge specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing Forge’s assessments as of any date subsequent to the date of this press release. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Contacts

Forge Global PR:

Lindsay Riddell

press@forgeglobal.com

Forge Global IR:

Dominic Paschel

ir@forgeglobal.com

Motive Capital Corp:

Bob Brown

info@motivecapitalcorp.com

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